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                                                                    EXHIBIT 23.2

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of JDA Software Group, Inc. on Form S-8 of our report dated January 21, 2002, appearing in the Annual Report on Form 10-K of JDA Software Group, Inc. for the fiscal year ended December 31, 2001.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Phoenix, Arizona
 April 23, 2002